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                                POWER OF ATTORNEY

         The undersigned Trustees and officers of WT Mutual Fund (the "Trust") hereby appoint Robert J. Christian and Joseph V. Del Raso, Esquire as attorneys-in-fact and agents, in all capacities, to execute and to file any and all amendments to the Trust's Registration Statement on Form N-1A under the Investment Company Act of 1940, as amended, covering the registration of the Trust as an investment company and the sale of shares of the series of the Trust, including all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, including applications for exemptive order rulings. The undersigned grant to said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

         The undersigned Trustees and Officers hereby execute this Power of Attorney as of this 30th day of November, 1999.

NAME                                              TITLE

/s/Robert J. Christian                            Trustee and President
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Robert J. Christian

/s/ Robert H. Arnold                              Trustee
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Robert H. Arnold

/s/ Eric Brucker                                  Trustee
-------------------------------
Eric Brucker

/s/ Nicholas A. Giordano                          Trustee
-------------------------------
Nicholas A. Giordano

/s/ Louis Klein Jr.                               Trustee
-------------------------------
Louis Klein Jr.

/s/ Clement C. Moore, II                          Trustee
-------------------------------
Clement C. Moore, II

/s/ John J. Quindlen                              Trustee
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John J. Quindlen

/s/ William P. Richards                           Trustee
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William P. Richards

/s/ Pat Colletti                                  Vice President &
-------------------------------                   Treasurer
Pat Colletti